UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT

 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report April 18, 2012

THE GUITAMMER COMPANY
(Exact name of registrant as specified in its charter)

Nevada	000-54331	61-1650777
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6117 Maxtown Road, Westerville, OH 43082
(Address of principal executive offices) (Zip Code)

(614) 898-9370
(Registrant’s telephone number, including area code

N/A
(Formername,formeraddressandformerfiscalyear,ifchangedsincelastreport)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 18, 2012, the Board of Directors of The Guitammer Company, a Nevada corporation, (the Company) dismissed Friedman LLP as our independent registered public accounting firm and approved the appointment of Schneider Downs & Co., Inc. (SD&Co) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.   SD&Co replaces Friedman LLP, as the Company’s independent registered public accounting firm effective April 18, 2012.   The Board of Directors’ reason for the change in independent accounting firms was the need to have a firm that had offices located in close proximity to the Company’s location in Westerville, Ohio.

The reports of Friedman LLP on the Company’s financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.   The opinion of Friedman LLP, however, included in the Company’s audit report for the fiscal years ending December 31, 2010 and 2011 included an emphasis related to concern about the Company’s ability to continue as a going concern.  The concern was the result of the Company’s accumulated deficit and lack of capital which raised significant doubt about the Company’s ability to continue as a going concern.

In connection with the audits of the Company’s financial statements for each of the two fiscal years ended December 31, 2011 and through  April 18, 2012, there were no disagreements with Friedman LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Friedman LLP, would have caused Friedman LLP to make reference to the matter in its report.  During the Company’s three recent fiscal years and any subsequent interim period preceding the date hereof, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.   The Company has requested Friedman LLP to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of that letter dated April 27, 2012 is filed as Exhibit 16.2 to this amendment number 1 to the Form 8-K.

During the two most recent fiscal yearsand through  April 18, 2012, neither the Company nor anyone on behalf of the Company consulted with SD&Co regarding either the application of accounting principles to a specified transaction, either completed or proposed: or the type of audit opinion that might be rendered on the Company’s  financial statements; or on any matter considered important by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue or any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K, or any reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit 16.2 Letter to SEC from Friedman LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Guitammer Company
(Registrant)

Date:April 27, 2012	By:	/s/ Rich Conn
Rich Conn, CFO